UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 8, 2009

                                  Modavox, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-57818                20-0122076
    ---------------------            -------------            --------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

     1900 W UNIVERSITY DR, SUITE 230
             TEMPE, AZ 85281                                        85281-3291
    ---------------------------------                              -----------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (480) 553 5795


    ------------------------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a) On May 6, 2009, Mr. Jay Stulberg resigned as a member of the Board of Directors of the Company, on which he has served since 2004. Mr. Stulberg had been a member of the Audit Committee and a member of the Compensation Committee. Mr. Stulberg stated that the reason for his resignation is that he intends to focus his attention on his business interests in Canada and defer to the new member of the Company's Board to provide the Company's next generation of leadership. In tendering his resignation, Mr. Stulberg indicated that he has no disagreements with the Company and no disagreements on or regarding any matter relating to the Company's operations, policies, or practices.

      The information in Item 5.02 of this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number   Description
--------------   -----------
99.1             Text of Resignation by Mr. Stulberg issued dated May 6, 2009.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Modavox, Inc.

MAY 6, 2009                         BY:  /S/ MARK SEVERINI
                                         ------------------------------
                                         NAME: MARK SEVERINI
                                         TITLE: CHIEF EXECUTIVE OFFICER

Exhibit Index

EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            Letter of Resignation of Mr. Jay Stulberg dated May 6, 2009.